144818926v5 AMENDMENT NO. 14 TO FINANCING AGREEMENT AMENDMENT NO. 14, dated as of May 7, 2024 (this "Amendment"), to the Financing Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Financing Agreement"), by and among Mondee Holdings, Inc., a Delaware corporation (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), TCW Asset Management Company LLC, a Delaware limited liability company ("TCW"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent") and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the "Revolving Agent" and together with the Administrative Agent, each an "Agent" and collectively, the "Agents"). WHEREAS, the Loan Parties, the Agents and the Lenders have agreed to amend the Financing Agreement to extend the Final Maturity Date and wish to memorialize such amendment in this Amendment, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (after giving effect to this Amendment). 2. Amendments. (a) New Definitions and Existing Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding or amending the following definitions, as applicable, in appropriate alphabetical order: (i) “Amendment No. 14” means the Amendment No. 14 to Financing Agreement, dated as of May 7, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. (ii) “Amendment No. 14 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 14. (iii) The definition of “Final Maturity Date” is amended and restated in its entirety as follows:

- 2 - 144818926v5 “Final Maturity Date” means June 30, 2025. (b) Section 2.06(f) (Refinancing Fee). Section 2.06(f) of the Financing Agreement is hereby amended and restated in its entirety as follows: “(f) Refinancing Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with a written agreement among the Agents and the Lenders, monthly in arrears on the last Business Day of each fiscal month of the Parent and its Subsidiaries, commencing on April 30, 2024, a non-refundable fee in the amount of 0.50% of the outstanding principal amount of the Term Loans on such date (each such amount, a “Refinancing Fee”), which Refinancing Fee shall be deemed fully earned and payable on April 30, 2024 and on the last Business Day of each fiscal month of the Parent and its Subsidiaries ending thereafter until the Termination Date. Notwithstanding anything to the contrary contained in this Agreement, any other Loan Document or any agreement among the Agents and the Lenders, each of the Lenders acknowledges and agrees that (A) Wingspire shall be entitled to receive $141,436.84 of the Refinancing Fee due and payable on April 30, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to Wingspire will continue to accrue on and after May 1, 2024 and be due and payable to Wingspire in accordance with this Section 2.06(f)) and (B) the other Term Loan Lenders (other than Wingspire) shall be entitled to receive, in accordance with their Pro Rata Shares, $739,046.48 of the Refinancing Fee due and payable on April 30, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to the other Term Loan Lenders (other than Wingspire) will continue to accrue on and after May 1, 2024 and be due and payable to the other Term Loan Lenders (other than Wingspire) in accordance with this Section 2.06(f)); provided, further, that the Agents and the Lenders consent to (A) the payment by the Loan Parties in an amount of $141,436.84 of the Refinancing Fee that was due and payable on April 30, 2024 to Wingspire to be paid in cash on May 7, 2024 and (B) the deferment by the Loan Parties in an amount of $739,046.48 of the Refinancing Fee due and payable on April 30, 2024 (the “Deferred April Payment”), which Deferred April Payment shall be paid in full, in cash, on the date that is the earliest to occur of (A) June 30, 2024, (B) the prepayment in full of the Obligations, (C) the Final Maturity Date and (D) the date on which the Obligations are declared due and payable pursuant to the terms of Section 9.01 of this Agreement.” 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows on the Amendment No. 14 Effective Date (as defined below) after giving effect to this Amendment: (a) Representations and Warranties; No Event of Default. (i) The representations and warranties in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to

- 3 - 144818926v5 materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification on and as of each such date) on and as of the Amendment No. 14 Effective Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment No. 14 Effective Date or would result from this Amendment becoming effective in accordance with its terms. (b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings under the Financing Agreement, and to execute and deliver this Amendment and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (c) Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. (d) Enforceability of Loan Documents. This Amendment and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity. (e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Amendment and the Financing Agreement, as amended hereby, by any Loan Party party hereto.

- 4 - 144818926v5 4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the “Amendment No. 14 Effective Date”): (a) Payment of Fees, etc. The Borrowers shall have paid on or before the Amendment No. 14 Effective Date, all fees, costs and expenses due and payable to the Agents and the Lenders under the Loan Documents on or prior to the date hereof (including the reasonable costs and expenses incurred by the Agents in connection with the preparation, execution and delivery of this Amendment). (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct (after giving effect to this Amendment): (A) the representations and warranties contained in this Amendment, Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 14 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (B) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 14 Effective Date or would result from this Amendment becoming effective in accordance with its terms. (c) Delivery of the Loan Documents. The Agents shall have received on or before the Amendment No. 14 Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated as of the Amendment No. 14 Effective Date: (i) this Amendment, duly executed and delivered by the Loan Parties, the Agents and the Lenders; and (ii) a certificate of the Authorized Officer of each Loan Party certifying as to the matters set forth in Section 4(b). 5. [Reserved]. 6. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document (in each case, as amended or otherwise modified by this Amendment) to which it is a party is, and shall continue to be, other than as expressly set forth in this Amendment, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 14 Effective Date, all references in any such Loan Document to the “Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees

- 5 - 144818926v5 that to the extent that, any such Loan Document purports to assign or pledge to any Agent for the benefit of the Secured Parties (or any of them), or to grant to any Agent, for the benefit of the Secured Parties (or any of them), a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement and the other Loan Documents (in each case, as amended or otherwise modified by this Amendment), such pledge, assignment and/or grant of the security interest or Lien is, subject to the release thereof as expressly set forth in this Amendment, hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect (in each case, as amended or otherwise modified by this Amendment). Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document. 7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. 8. No Representations by Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment. 9. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 14 Effective Date directly arising out of,

144818926v5 connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agents or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby. 10. Miscellaneous. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment. (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. (d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. (e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. (f) This Amendment shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void. [Remainder of page intentionally left blank.] - 6 -

[Amendment No. 14 to Financing Agreement] 144818926v5 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof. BORROWERS: MONDEE, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO C&H TRAVEL AND TOURS INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO MONDEE CANADA INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Vice-President SKYLINK TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYLINK TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYLINK TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYLINK TRAVEL, SFO INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO TRANS AM TRAVEL, INC.

[Amendment No. 14 to Financing Agreement] 144818926v5 By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO HARI-WORLD TRAVEL GROUP, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO EXPLORETRIP IP HOLDINGS, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO EXPLORETRIP, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO MONDEE ACQUISITION COMPANY INC. By: /s/ Prasad Gundumogula__________ Name: Prasad Gundumogula Title: CEO TRANSWORLD TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO

[Amendment No. 14 to Financing Agreement] 144818926v5 COSMOPOLITAN TRAVEL SERVICE, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO COSMOPOLITAN TRAVEL SERVICES INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO ROCKETRIP, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYPASS TRAVEL INC. By: /s/ Jesus Portillo Name: Jesus Portillo Title: Secretary and Treasurer SKYPASS HOLIDAYS LLC By: /s/ Jesus Portillo Name: Jesus Portillo Title: Secretary and Treasurer PURPLE GRIDS INC By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Chief Executive Officer

[Amendment No. 14 to Financing Agreement] 144818926v5 GUARANTORS: MONDEE HOLDINGS, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO MONDEE HOLDINGS II, LLC By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Manager MONDEE BRAZIL, LLC By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Manager

[Amendment No. 14 to Financing Agreement] ADMINISTRATIVE AGENT: TCW ASSET MANAGEMENT COMPANY LLC By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 14 to Financing Agreement] REVOLVING AGENT: WINGSPIRE CAPITAL LLC By: /s/ Christopher Coutu Name: Christopher Coutu Title: Senior Managing Director

[Amendment No. 14 to Financing Agreement] LENDERS: WEST VIRGINIA DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director TCW SKYLINE LENDING LP By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director NJ/TCW DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 14 to Financing Agreement] TCW DIRECT LENDING VII LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC By: TCW Asset Management Company LLC, its Investment Manager By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director US SPECIALTY INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director SAFETY NATIONAL CASUALTY CORP By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 14 to Financing Agreement] TCW DL VII FINANCING LLC By: TCW Asset Management Company LLC, its Investment Manager By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 14 to Financing Agreement] RELIANCE STANDARD LIFE INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 14 to Financing Agreement] NH CREDIT PARTNERS III HOLDINGS L.P. By: MS Credit Partners III GP L.P., its general partner By: MS Credit Partners III GP Inc., its general partner By: /s/ Griffin Coakley Name: Title: Griffin Coakley Executive Director

[Amendment No. 14 to Financing Agreement] WINGSPIRE CAPITAL LLC By: /s/ Christopher Coutu Name: Christopher Coutu Title: Senior Managing Director